UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 10, 2007
U.S. AUTO PARTS NETWORK, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17150 South Margay Avenue, Carson, CA		90746
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(310) 735-0085
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Departure of Chief Operating Officer

Effective December 10, 2007, the Company has concluded the employment of one of its executive officers, Howard Tong, Chief Operating Officer.   In connection with the conclusion of Mr. Tong’s employment with the Company, he will be eligible to receive certain benefits as described in his offer letter of November 2006.

The foregoing description of the terms of Mr. Tong’s employment does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, a copy of which can be found as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2007	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ Michael J. McClane
Michael J. McClane,
Chief Financial Officer, Executive Vice President of Finance
and Treasurer